UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 24, 2017
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-C38
(Central Index Key Number 0001707817)

(Exact name of issuing entity)

Barclays Bank PLC
(Central Index Key Number 0000312070)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

C-III Commercial Mortgage LLC
(Central Index Key Number 0001541214)

UBS AG
(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-16	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2017 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2017-C38, Commercial Mortgage Pass-Through Certificates, Series 2017-C38 (the “Certificates”). The Certificates represent, in the aggregate, the entire beneficial ownership in the WFCM Commercial Mortgage Securities Trust 2017-C38 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 76 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 210 commercial, multifamily and manufactured housing properties.

The Mortgage Loan identified as “Long Island Prime Portfolio - Melville” on Exhibit B to the Pooling and Servicing Agreement (the “Long Island Prime Portfolio - Melville Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Long Island Prime Portfolio - Melville Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that is not an asset of the Issuing Entity. The Long Island Prime Portfolio - Melville Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of August 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “GS 2017-GS7 Pooling and Servicing Agreement”), by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman Agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the GS 2017-GS7 securitization transaction into which the related controlling companion loan is deposited.

The terms and conditions of the GS 2017-GS7 Pooling and Servicing Agreement applicable to the servicing of the Long Island Prime Portfolio - Melville Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 13, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the following:

•           the primary servicing fee payable to the related master servicer under the GS 2017-GS7 Pooling and Servicing Agreement will be 0.0025% per annum (which will be paid in connection with its primary servicing obligations for the Long Island Prime Portfolio – Melville Mortgage Loan).

•           special servicing fees, work-out fees and liquidation fees payable to the special servicer under the GS 2017-GS7 Pooling and Servicing Agreement with respect to the Long Island Prime Portfolio – Melville Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee is subject to a maximum amount equal to $1,000,000 with respect to any loan resolution, (ii) the workout fee is subject to a maximum amount equal to $1,000,000 with respect to any loan workout, and (iii) in each case of clauses (i) and (ii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer.

Item 6.02.	Change of Servicer or Trustee.

We have received notice that the Long Island Prime Portfolio - Melville Whole Loan, including the Long Island Prime Portfolio-Melville Mortgage Loan, is being serviced and administered as of August 24, 2017 pursuant to (a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of August 1, 2017 (the “GS 2017-GS7 Pooling and Servicing Agreement”), among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman Agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, as operating advisor and asset representations reviewer.

Rialto Capital Advisors, LLC, a Delaware limited liability company (“Rialto”), will act as the initial special servicer under (i) the GS 2017-GS7 Pooling and Servicing Agreement and in this capacity is expected to be responsible for the servicing and administration of the Long Island Prime Portfolio – Melville Whole Loan when it becomes a specially serviced loan, and in certain circumstances, will review, evaluate and provide or withhold consent as to certain Major Decisions, Special Servicer Decisions and other transactions relating to such Mortgage Loan (as each such term is defined in the GS 2017-GS7 Pooling and Servicing Agreement) and (ii) as described in the Prospectus, the CFCRE 2017-C8 Pooling and Servicing Agreement filed by the Issuing Entity on Form 8-K on July 13, 2017, and in this capacity is expected to be responsible for the servicing and administration of the “Crossing at Hobart” mortgage loan (the “Crossings at Hobart Mortgage Loan” and, together with the Long Island Prime Portfolio – Melville Mortgage Loan, the “Serviced Mortgage Loans”), which is part of a whole loan (the “Crossings at Hobart Whole Loan”), when it becomes a specially serviced loan, and in certain circumstances, will review, evaluate and provide or withhold consent as to certain Major Decisions, Special Servicer Decisions and other transaction relating to such Mortgage Loan (as each such term is defined in the CFCRE 2017-C8 Pooling and Servicing Agreement). Rialto maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. Rialto currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch, a commercial loan special servicer ranking of “Above Average” by S&P and a commercial mortgage special servicer ranking of “MOR CS2” by Credit Ratings, LLC.

Rialto is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager and an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder with over 8,000 employees across the country’s largest real estate markets. As of June 30, 2017, RCM was the sponsor of, and certain of its affiliates were investors in, ten private equity funds (collectively, the “Funds”) and RCM also advised four separately managed accounts, having over $5.4 billion of regulatory assets under management in the aggregate (regulatory assets under management as of March 31, 2017). Four of such Funds are focused on distressed and value-add real estate related investments and/or commercial mortgage backed securities, four of such Funds are focused on investments in commercial mortgage-backed securities and the other two Funds and the separately managed accounts are focused on mezzanine debt and credit investments. Through June 30, 2017, RCM has acquired and/or is managing over $7.4 billion of non- and sub-performing real estate assets, representing approximately 10,836 loans.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $5.3 billion in face value of subordinate, newly-originated commercial mortgage-backed securities bonds in approximately 78 different securitizations totaling approximately $82.6 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

RCM has over 350 employees as of June 30, 2017, and is headquartered in Miami with two other main offices located in New York City and Atlanta. RCM’s commercial real estate platform has ten additional offices across the United States and four offices in Europe.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

Rialto is subject to external and internal audits and reviews. Rialto is subject to Lennar’s internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and REO management. Rialto is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the FDIC transactions and the Funds. As part of such external audits, auditors perform test work and review internal controls throughout the year. As a result of this process, Rialto has been determined to be Sarbanes-Oxley compliant.

Rialto maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, Rialto has a formal, documented disaster recovery and business continuity plan which is managed by Lennar’s on-site staff.

As of June 30, 2017, Rialto and its affiliates were actively special servicing approximately 530 portfolio loans with a principal balance of approximately $207 million and were responsible for approximately 467 portfolio REO assets with a principal balance of approximately $540 million.

Rialto is also currently performing special servicing for 82 commercial real estate securitizations. With respect to such securitization transactions, Rialto is administering approximately 5,631 assets with an original principal balance at securitization of approximately $84 billion. The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

The table below sets forth information about Rialto’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2012	As of 12/31/2013	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 6/30/2017
Number of CMBS Pools Named Special Servicer	16	27	45	59	75	82
Approximate Aggregate Unpaid Principal Balance(1)	$18.9 billion	$32.4 billion	$49.2 billion	$63.6 billion	$79 billion	$84.4 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	19	27	28	17	37	61
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$21 million	$101 million	$126.9 million	$141.9 million	$320 million	$587 million

(1)	Includes all commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by Rialto.
(2)	Includes only those commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer that are, as of the specified date, specially serviced by Rialto. Does not include any resolutions during the specified year.

In its capacity as the special servicer under the GS 2017-GS7 Pooling and Servicing Agreement and under the CFCRE 2017-C8 Pooling and Servicing Agreement, Rialto will not have primary responsibility for custody services of original documents evidencing the related Serviced Mortgage Loans, as applicable. Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving the applicable Serviced Mortgage Loans, as applicable, or otherwise. To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard under the GS 2017-GS7 Pooling and Servicing Agreement or the CFCRE 2017-C8 Pooling and Servicing Agreement, as applicable.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing the Serviced Mortgage Loans, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under the GS 2017-GS7 Pooling and Servicing Agreement or the CFCRE 2017-C8 Pooling and Servicing Agreement for assets of the same type as the Serviced Mortgage Loans. No securitization transaction in which Rialto was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of Rialto as special servicer, including as a result of a failure by Rialto to comply with the applicable servicing criteria in connection with any securitization transaction. Rialto has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. Rialto has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which Rialto is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by Rialto in connection with any securitization in which Rialto was acting as special servicer. Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under the GS 2017-GS7 Pooling and Servicing Agreement or the CFCRE 2017-C8 Pooling and Servicing Agreement and, accordingly, Rialto believes that its financial condition will not have any material impact on the Serviced Mortgage Loans.

From time to time Rialto is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Rialto does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the GS 2017-GS7 Pooling and Servicing Agreement or the CFCRE 2017-C8 Pooling and Servicing Agreement.

There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against Rialto or of which any of its property is the subject, which are material to the servicing of the Serviced Mortgage Loans. Rialto occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to the Serviced Mortgage Loans with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which Rialto acts as special servicer, Rialto may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Rialto’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace Rialto as the special servicer.

Rialto is an affiliate of Rialto Mortgage Finance, LLC, a sponsor, mortgage loan seller and originator with respect to the Issuing Entity. Rialto is an affiliate of the entity that is the directing holder and controlling class representative under the GS 2017-GS7 Pooling and Servicing Agreement. Rialto is also an affiliate of the entity that is the initial directing holder and controlling class representative under the CFCRE 2017-C8 Pooling and Servicing Agreement. From time to time, Rialto and/or its affiliates may purchase securities, including CMBS certificates. Rialto and/or its affiliates may review the prospectus of the Issuing Entity and purchase certificates, including in the secondary market.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman Agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman Agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services , as operating advisor and asset representations reviewer.	(E)